Share Capital, Reserves and Retained Earnings - Summary of net debt to equity ratio (Detail) € in Thousands	Dec. 31, 2020 EUR (€)	Dec. 31, 2019 EUR (€)	Dec. 31, 2018 EUR (€)	Dec. 31, 2017 EUR (€)
Disclosure Of Net Debt To Equity Ratio [Abstract]
Total liabilities	€ 280,636	€ 264,576
Cash and cash equivalents of Natuzzi Trading Shanghai	(48,187)	(39,799)
Net debt (a)	232,449	224,777
Total equity (b)	€ 75,364	€ 104,818	€ 138,181	€ 104,534
Net debt to equity ratio	3.08	2.14